Virtus SGA New Leaders Growth Fund,

a series of Virtus Equity Trust

Supplement dated January 11, 2024, to the Summary Prospectus and the Virtus Equity Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective January 10, 2024, the Virtus SGA New Leaders Growth Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Equity Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019 SGA NLG Fund Closed (1/2024)